UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 16, 2007

UNIVERSAL HEALTH SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-10765	23-2077891
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Universal Corporate Center 367 South Gulph Road King of Prussia, Pennsylvania	19406
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 768-3300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant

On March 16, 2007, Universal Health Services, Inc. (the “Company”) informed KPMG LLP (“KPMG”) that KPMG was being dismissed as the Company’s principal accountants, effective immediately for the Company’s year ended December 31, 2007. The decision to dismiss KPMG was approved by the Audit Committee of the Company’s Board of Directors.

On March 16, 2007, the Company engaged PricewaterhouseCoopers LLP (“PwC”) as its new principal accountants for the year ending December 31, 2007. The decision to engage PwC was approved by the Company’s Audit Committee.

KPMG’s audit reports on the Company’s consolidated financial statements as of and for the years ended December 31, 2006 and 2005 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except as follows: KPMG’s report on the consolidated financial statements of the Company as of and for the years ended December 31, 2006 and 2005 contained a separate paragraph stating that “As discussed in note 1 to the consolidated financial statements, the Company adopted Statement of Financial Accounting Standards No. 123(R), Share-Based Payment, and related interpretations on January 1, 2006; the Company also adopted Statement of Financial Accounting Standards No. 158, Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans as discussed in notes 1 and 10 to the consolidated financial statements as of December 31, 2006.”

The audit reports of KPMG on management’s assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting as of December 31, 2006 and 2005 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except as follows: KPMG’s reports contained separate paragraphs stating that “Facilities acquired during 2006 and 2005, as identified in note 2 to the consolidated financial statements, have been excluded from management’s assessment. Our audit of internal control over financial reporting of Universal Health Services, Inc. also excluded an evaluation of the internal control over financial reporting of those facilities acquired during 2006 and 2005.”

During the years ended December 31, 2006 and 2005, and in the subsequent interim period through March 16, 2007, there were: (i) no disagreements between the Company and KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreement in their reports on the financial statements for such years, and; (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided KPMG with a copy of the disclosures it is making in this Current Report on Form 8-K (“Report”) prior to the time the Report was filed with the Securities and Exchange Commission (“SEC”). The Company requested that KPMG furnish a letter addressed to the SEC stating whether or not it agrees with the statements made herein. A copy of KPMG’s letter dated March 21, 2007 is attached as Exhibit 16.1 hereto.

In deciding to engage PwC, the Audit Committee reviewed auditor independence issues and prior commercial relationships with PwC and concluded that PwC has no commercial relationship with the Company that would impair its independence for the year ended December 31, 2007. During the years ended December 31, 2006 and 2005, and in the subsequent interim period through March 16, 2007, neither the Company nor anyone acting on its behalf has consulted with PwC on any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.

2

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

16.1	Letter re: change in certifying accountant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL HEALTH SERVICES, INC.

Date: March 21, 2007	By:	/s/ Alan B. Miller
	Name:	Alan B. Miller
	Title:	President and Chief Executive Officer

	By:	/s/ Steve Filton
	Name:	Steve Filton
	Title:	Senior Vice President and Chief Financial Officer